UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2015

THORATEC CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	000-49798	94-2340464
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6035 Stoneridge Drive, Pleasanton, California	94588
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 847-8600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events.

As previously disclosed, putative class action lawsuits captioned In re Thoratec Corporation Shareholder Litigation, Consolidated C.A. No. RG15779109 were filed in the Superior Court of the State of California, County of Alameda (the “Merger Litigation”).  The Merger Litigation relates to the Agreement and Plan of Merger, dated as of July 21, 2015 (the “Merger Agreement”), by and among Thoratec Corporation (“Thoratec” or the “Company”), SJM International, Inc. (which subsequently assigned its rights under such agreement to one of its affiliates, SJM Thunder Holding Company), Spyder Merger Corporation, and, solely with respect to certain provisions, St. Jude Medical, Inc.

On September 30, 2015, solely to avoid the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Thoratec and the other named defendants in the Merger Litigation signed a memorandum of understanding (the “MOU”) to settle the Merger Litigation.  Subject to court approval and further definitive documentation in a stipulation of settlement, the MOU resolves the claims brought in the Merger Litigation and provides that Thoratec will make certain additional disclosures related to the proposed merger, which are set forth below.  The MOU further provides for a release and settlement by the purported class of Thoratec shareholders of all claims against the defendants and their affiliates and agents in connection with the Merger Agreement and transactions and disclosures related thereto. The asserted claims will not be released until such stipulation of settlement is approved by the court. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve such settlement even if the parties were to enter into such stipulation.

The additional disclosures in this Current Report on Form 8-K supplement the disclosure contained in the definitive proxy statement of Thoratec filed with the Securities and Exchange Commission (“SEC”) on September 8, 2015 and mailed to Thoratec shareholders on or about September 8, 2015 (the “Proxy Statement”), and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety.  To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Proxy Statement.  Nothing in this Current Report on Form 8-K, the memorandum of understanding or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein.  Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

The following additional disclosures supplement the existing disclosures contained under the caption “The Merger—Background of the Merger” beginning on page 31 of the Proxy Statement:

The disclosure is hereby amended and supplemented by inserting the following after the first full paragraph on page 32:

The standstill provision in the confidentiality agreement with St. Jude Medical included a restriction on the ability of St. Jude Medical to request that the Company amend or waive the terms of the standstill.  However, under the terms of the confidentiality agreement, both the standstill and this restriction would expire on announcement of a transaction with a third party, and under the terms of the Merger Agreement, would also expire upon the Company entering into a confidentiality agreement with any potential bidders that did not include a standstill or similar obligations.

The disclosure on page 33 is hereby amended and supplemented by inserting the following immediately after the paragraph beginning with “On June 26, 2015…”:

The standstill provision in the confidentiality agreement with Company A included a restriction on the ability of Company A to request that the Company amend or waive the terms of the standstill.  However, under the terms of the confidentiality agreement, both the standstill and this restriction would expire on announcement of a transaction with a third party.

The disclosure is hereby amended and supplemented by inserting the following after the first full paragraph on page 39 after the caption “The Go-Shop Period”:

The form of confidentiality agreement provided to bidders did not include any standstill provision.

The following additional disclosures supplement the existing disclosures contained under the caption “The Merger—Opinion of Centerview Partners LLC—Summary of Centerview Financial Analysis” beginning on page 61 of the Proxy Statement:

The disclosure on page 63 is hereby amended and supplemented by deleting the period in the final sentence in the last paragraph beginning on page 62 and continuing onto page 63 and inserting the following after “2015 and 2016 . . .”:

. . . as set forth below:

	Enterprise Value / Revenue Multiple		Enterprise Value / EBITDA Multiple
Company	2015E	2016E	2015E	2016E
ABIOMED, Inc.	*	9.2x	*	*
Globus Medical, Inc.	4.5x	4.1x	13.2x	11.9x
HeartWare International, Inc.	4.9x	4.4x	*	*
Integra LifeSciences Holdings Corporation	2.9x	2.8x	13.0x	11.8x
Masimo Corporation	3.6x	3.3x	18.7x	15.8x
Natus Medical Incorporated	3.7x	3.6x	19.0x	16.8x
NuVasive, Inc.	3.1x	2.9x	15.1x	13.5x
ResMed Inc.	4.6x	4.4x	15.3x	14.2x
The Cooper Companies, Inc.	5.4x	5.0x	18.3x	16.6x
The Spectranetics Corporation	5.1x	4.3x	*	*

* Companies that had a revenue multiple above 10x and/or EBITDA multiples above 35x were excluded from the applicable summary statistics above as outliers.

The disclosure on page 63 is hereby amended by deleting the original paragraph which begins with “Companies which had a revenue multiples . . .” as this language has been moved to a footnote in the table described above.

The disclosure under the caption “—Selected Precedent Transactions Analysis” beginning on page 64 is hereby replaced in its entirety with the following:

Centerview reviewed and analyzed certain information relating to selected transactions involving medical technology companies that Centerview, based on its experience and judgment as a financial advisor, deemed relevant to consider in relation to the Company, the Merger and the other transactions contemplated by the Merger Agreement.

Using publicly available information, Centerview calculated, for each selected transaction, the enterprise value implied for each target company based on the consideration payable in the applicable selected transaction (i) as a multiple of the target company’s revenues for the last twelve month, or LTM, period ended prior to the transaction announcement; (ii) as a multiple of the target company’s next-twelve month, or NTM, estimated revenues, at the time of the transaction announcement; (iii) as a multiple of the target company’s LTM EBITDA for the period ended prior to the transaction announcement; and (iv) as a multiple of the target company’s NTM estimated EBITDA, at the time of the transaction announcement, as reflected below.

Transaction Value
			Revenue Multiple		EBITDA Multiple
Date Announced	Target	Acquiror	LTM	NTM	LTM	NTM
12/17/14	Volcano Corporation	Royal Philips	3.2x	3.2x	†	†
09/15/14	Nobel Biocare Holding AG	Danaher Corporation	3.0x	2.9x	17.1x	15.1x
02/03/14	ArthroCare Corporation	Smith & Nephew, Inc.	4.0x	3.9x	18.0x	15.6x
09/25/13	MAKO Surgical Corp.	Stryker Corporation	14.3x	10.8x	†	†
04/29/13	Conceptus, Inc.	Bayer HealthCare LLC	7.9x	6.9x	†	†
12/08/13	Given Imaging Ltd.	Covidien Group S.a.r.l.	4.8x	4.3x	†	21.3x
12/04/12	Gambro AB	Baxter International Inc.	2.4x	2.4x	13.5x	13.4x
11/28/12	Healthpoint Biotherapeutics	Smith & Nephew plc	4.1x	NA	†	NA
03/12/12	ZOLL Medical Corporation	Asahi Kasei Corporation	3.9x	3.2x	26.3x	20.2x
12/15/11	SonoSite, Inc.	FUJIFILM Holdings Corporation	2.8x	2.4x	29.3x	14.7x
10/03/11	Atrium Medical Corporation	Getinge Group	3.3x	NA	NA	12.8x
07/13/11	Kinetic Concepts, Inc.	Apax Partners, et al.	3.0x	2.9x	9.9x	8.6x
04/11/11	American Medical Systems Holdings, Inc.	Endo Pharmaceuticals Holdings Inc.	5.1x	4.9x	15.1x	14.5x
10/28/10	Boston Scientific Corporation Neurovascular Division	Stryker Corporation	4.2x	3.9x	13.2x	12.7x
10/18/10	AGA Medical Holdings, Inc.	St. Jude Medical, Inc.	6.2x	5.4x	30.1x	20.1x
06/01/10	ev3 Inc.	Covidien Group S.a.r.l.	5.4x	4.7x	34.1x	20.8x

† Revenue multiples above 10x and EBITDA multiples above 35x were excluded from the applicable summary statistics above as outliers.

Multiples that were not publicly available are indicated above as “NA”.

No company or transaction used in this analysis is identical or directly comparable to the Company or the Merger and the other transactions contemplated by the Merger Agreement. The companies included in the selected transactions above were selected, among other reasons, because they have certain characteristics that, for the purposes of this analysis, may be considered similar to certain characteristics of the Company. The reasons for and the circumstances surrounding each of the selected precedent transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of the Company and the companies included in the selected precedent transactions analysis. This analysis involves complex considerations and qualitative judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the selected target companies and the Company.

Financial data for the precedent transactions was based on publicly available information at the time of the announcement of the relevant transactions that Centerview obtained from SEC filings, relevant press releases, Bloomberg, FactSet and Wall Street research.

The results of this analysis are summarized as follows:

Enterprise Value
	LTM Revenues	NTM Revenues	LTM EBITDA	NTM EBITDA
High	7.9x	6.9x	34.1x	21.3x
75th Percentile	4.9x	4.7x	28.5x	20.1x
Median	4.0x	3.9x	17.5x	14.9x
25th Percentile	3.1x	2.9x	13.9x	13.3x

Based on this analysis and other considerations that Centerview deemed relevant in its professional judgment and expertise, Centerview applied an illustrative range of (i) 4.0x to 7.9x, representing the median and high, respectively, of LTM revenue multiples derived from the precedent transactions, to the Company’s LTM revenue of $484 million as of June 30, 2015, which resulted in an implied per share equity value range for Company Common Stock of approximately $37.95 to $69.50; (ii) 3.9x to 6.9x, representing the median and high, respectively, of estimated NTM revenue multiples derived from the precedent transactions, to the Company’s estimated NTM revenue of $557 million, as derived from the financial forecasts provided to Centerview, which resulted in an implied per share equity value range for Company Common Stock of approximately $41.55 to $70.15; (iii) 17.5x to 34.1x, representing the median and high, respectively, of LTM EBITDA multiples derived from the precedent transactions, to the Company’s LTM EBITDA of $85 million as of June 30, 2015, which resulted in an implied per share equity value range for Company Common Stock of approximately $30.20 to $54.05; and (iv) 14.9x to 21.3x, representing the median and high, respectively, of estimated NTM EBITDA multiples derived from the precedent transactions, to the Company’s estimated NTM EBITDA of $100 million, as derived from the financial forecasts provided to Centerview, which resulted in an implied per share equity value range for Company Common Stock of approximately $30.40 to $41.30. Centerview compared these ranges to the merger consideration of $63.50 per share to be paid to the holders of shares of Company Common Stock (other than the Excluded Shares) pursuant to the Merger Agreement.

The following additional disclosures supplement the existing disclosures contained under the caption “The Merger—Certain Financial Forecasts” beginning on page 67 of the Proxy Statement:

The disclosure on page 69 is hereby amended and supplemented by inserting the following above the paragraph beginning with “In July 2015 . . .”:

The Forecasts produced by Company management for 2016 to 2020 were used to produce projections for the unlevered free cash flows of the Company for 2016 to 2020, and the above projections for unlevered free cash flows growth rate estimates for 2021 to 2025 were used to extend such projections to 2025.   Such projections for unlevered free cash flows were utilized by both Guggenheim Securities and Centerview in connection with their discounted cash flow analysis and are summarized in the following table:

($millions)	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
Unlevered Free Cash Flows	59.1	83.7	111.9	192.7	280.5	322.5	354.8	390.3	429.3	450.7

Additional Information and Where to Find It

Thoratec filed a Proxy Statement with the SEC and sent the Proxy Statement to its shareholders in connection with the proposed Merger on September 8, 2015. THORATEC SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED MERGER. The Proxy Statement and other relevant materials (when they become available), and any other documents filed by Thoratec with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the Proxy Statement from Thoratec by contacting Thoratec’s Investor Relations by telephone at (925) 847-8600, or by mail at Thoratec Corporation, 6035 Stoneridge Drive, Pleasanton, California 94588, Attention: Investor Relations, or by going to Thoratec’s Investor Relations page on its corporate website at www.thoratec.com.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger; satisfaction of closing conditions to the consummation of the proposed Merger; the impact of the announcement of the proposed Merger on Thoratec’s relationships with its employees, existing customers or potential future customers; and such other risks and uncertainties pertaining to the Thoratec’s business as detailed in its filings with the SEC on Forms 10-K and 10-Q, and Thoratec’s Proxy Statement filed with the SEC on September 8, 2015, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Thoratec assumes no obligation to update any forward-looking statement contained in this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2015	THORATEC CORPORATION

	By:	/s/ David A. Lehman
Name: David A. Lehman
Title: Senior Vice President, General Counsel and Secretary